AMENDMENT NO. 1 TO
           SYSTEM CHARGE AND MARKETING (U.S.) AGREEMENT



     This Amendment No. 1 to the System Charge and Marketing (U.S.) Agreement ("Amendment No. 1") is made and entered into as of this 30th day of June 1994 by and between Orbital Communications
Corporation ("ORBCOMM") and ORBCOMM U.S. Partners, L.P. ("ORBCOMM
U.S.").

                        W I T N E S S E T H

     WHEREAS, ORBCOMM and ORBCOMM U.S. previously entered into the System Charge and Marketing (U.S.) Agreement dated as of June 30,
1993 (the "Agreement"); and

     WHEREAS, ORBCOMM and ORBCOMM U.S. desire to amend and modify the Agreement.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.


     SECTION 2. Section 6.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "6.4 Term of Marketing Services. The Operator shall perform the Marketing Services from the date hereof until the earlier of the expiration of the Teleglobe Mobile Option Period and the exercise by Teleglobe Mobile of the Teleglobe Mobile Option."


     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of the day and year first above written.


                               ORBITAL COMMUNICATIONS CORPORATION


                               By: /s/ Alan L. Parker
                                  Alan L. Parker
                                  President


                               ORBCOMM U.S. PARTNERS, L.P.

                               By:  Orbital Communications
                                    Corporation, General Partner


                                    By:  /s/ Alan L. Parker
                                       Alan L. Parker
                                       President



                               By:  Teleglobe Mobile Partners,
                                    General Partner

                               By:  Teleglobe Mobile Investment Inc.,
                                    its Managing Partner


                                    By: /s/ Guthrie J. Stewart
                                       Guthrie J. Stewart
                                       Secretary